Page: 1 of 4

Issue: 4

Date: March 10, 2005

Replaces: Issue 3

Date: March 7, 2005

RAW MATERIAL PURCHASING SPECIFICATION
Specification #: 2103-1015

1.	Description

*	TradeMark Name: Natsyn [* *]
*	West Code Number: 2103-1015
*	Chemical Name: [* *] polyisoprene

2.	Source

*	Manufacturer: The Goodyear Tire and Rubber Company

Production Site: Beaumont, Texas

*	Supplier: The Goodyear Tire and Rubber Company

3.	Safety Data, Shelf Life and Recommended Storage Conditions

*	Safety Data: MSDS (Current Revision)
*	Shelf Life: Retesting after 18 months for Mooney is recommended
*	Storage Conditions:	Store in original container in ventilated warehouse, away
from heat and ultraviolet light and in clean, dry conditions. Preferred storage temperature is 60 to 70 degrees F. Storage in the range of 40 to 100 degrees
F is recommended.

4.	Change Requirements

*

The supplier agrees to notify West Pharmaceutical Services at least six months in advance of any changes with manufacturing, chemical composition, raw material sources, site of manufacture, contract processing or testing, and testing methods which may affect the composition or specified properties of the product. If requested, a new qualification sample will be submitted for approval prior to production shipments to West Pharmaceutical Services.

5.	Acceptance and Reject Requirements

*	Acceptance: Received material must be without damage and free of any contamination. The material must meet all specification requirements as

PD-001 7/04

Page: 2 of 4

Issue: 4

Date: March 10, 2005

Replaces: Issue 3

Date: March 7, 2005

RAW MATERIAL PURCHASING SPECIFICATION
Specification #: 2103-1015

specified in Section 6, and be equal chemically, physically and functionally as determined for the original qualifying sample.

*

Reject: If the material does not meet specified acceptance requirements, the supplier will be notified through the Supplier Corrective Action Program requesting response for cause and corrective action. If the material is found to be unacceptable through evaluation and mutual agreement, the supplier is responsible for return authorization, cost of return, and credit for returned material.

6.	West Pharmaceutical Services and Supplier Testing Specifications
*	West Pharmaceutical Services will complete the following tests for each purchased lot:

Property	Specification
UV Spectrum	Satisfactory
Visual Check	No visible contamination of any type (metal, grease,

discoloration, foreign material, gel)

LC (Profile for Additive Confirmation)	Compare to Reference
ICP (Confirmation of Catalyst & Short Stop)	Compare to Reference
Mooney Viscosity, ML/4 @ 100C	[* *]

*	Supplier: These tests are listed on Goodyear’s Certificate of Analysis
Property	Specification
Appearance	Opaque white [* *]
Mooney Viscosity, ML/4 @ 100 C	[* *]
Volatile Matter %	0.50 Maximum
Ash, %	0.60 Maximum
Extractables, %	3.00 Maximum
Visible gels in 400 grams raw	[* *]
polymer, 2.5 mm (0.1 inch) max size

PD-001 7/04

Page: 3 of 4

Issue: 4

Date: March 10, 2005

Replaces: Issue 3

Date: March 7, 2005

RAW MATERIAL PURCHASING SPECIFICATION
Specification #: 2103-1015

                Typical Vulcanizate and Stress/Strain Properties (not tested )

ML, dNm	[* *]
MH, dNm	[* *]
Ts 1, minutes	[* *]
T’c 90, minutes	[* *]
Tc 25, minutes	[* *]
Tc 50, minutes	[* *]
300% Modulus, MPa	[* *]
Elongation, %	[* *]

7.	Labeling and Documentation Requirements

*

Labeling: Each shipment must be identified with the supplier name, supplier product code or name, supplier lot number, West raw material code, shipping weights and where applicable a West Pharmaceutical Services Raw Material lot number.

*

Documentation: Each shipment must be accompanied with a packing slip and Certificate of Analysis. Additionally, a Certificate of Analysis must be mailed or faxed to West Pharmaceutical Services Corporate Facility.

8.	Other Requirements

*	Supplier Lots: Each shipment must contain one supplier lot, however, when this is not possible a maximum of two supplier lots.

*	Opaque white [* *] having strippable bale wrap, 75 pound per bale, approximately 2025 pounds per skid, Pallet size 50” X 32” 4 way entry. Product is placed on ISPM15 Certified pallets.

PD-001 7/04

Page: 4 of 4

Issue: 4

Date: March 10, 2005

Replaces: Issue 3

Date: March 7, 2005

RAW MATERIAL PURCHASING SPECIFICATION
Specification #: 2103-1015

West Approval - Purchasing                                                   West Approval – Quality Assurance

Name: Linda Curtis, C.P.M.	Name: _Minneva Taltoan________

Title:	Director of Purchasing	Title: _QA Engineer____________

Date: 14 March 2005	Date: 15 March 2005___________

Signature: _/s/ Linda Curtis _________	Signature: __/s/ Minneva Taltoan__

Supplier Approval

Name: ___John R. Bixler___________________________

Title:	___Manager Benumont Site Technology Team____

Date:	___April 25, 2005___________________________

Signature: __/s/ John R. Bixler______________________

Date	Issue	Details of Change
July 8, 1996	Original	Original Specification

March 11, 2000	2	Revised supplier properties for Mooney,
MH, Ts1, Tc25, and Tc50. Added
packaging information.

March 7, 2005	3	Confirmed West and supplier tests and
specifications. Added specification
history and production site. Revised
shelf life, storage and Section 5 –
Reject criteria per Goodyear’s request.
Added LC and ICP tests to be
completed by West.

March 10, 2005	4	Updated specifications for Natsyn [* *]

grade in the event that West approves the change from [* *] to Natsyn [* *].

PD-001 7/04